Exhibit 10.9	EXECUTION COPY

COLLATERAL ASSIGNMENT

OF

PHYSICIAN SHAREHOLDER AGREEMENT AND MANAGEMENT AGREEMENT

THIS COLLATERAL ASSIGNMENT OF PHYSICIAN SHAREHOLDER AGREEMENT AND MANAGEMENT AGREEMENT (this “Assignment”), dated as of March 28, 2014, is made by Apollo Medical Holdings, Inc., a Delaware corporation ( “Borrower”), and Apollo Medical Management, Inc., a Delaware corporation (“Manager”), to and in favor of NNA of Nevada, Inc., a Nevada corporation (“Lender”).

WHEREAS, Borrower, Manager, Maverick Medical Group Inc. (“Practice”), and Warren Hosseinion, M.D., an individual (“Shareholder”), have entered into that certain Physician Shareholder Agreement dated as of March 28, 2014 (as amended, restated, supplemented or otherwise modified in accordance with the terms of this Assignment, the “Shareholder Agreement”), a true copy of which is attached hereto as Exhibit A;

WHEREAS, Manager and Practice have entered into that certain Amended and Restated Management Agreement dated as of March 28, 2014 (as amended, restated, supplemented or otherwise modified in accordance with the terms of this Assignment, the “Management Agreement and, together with the Shareholder Agreement, the “Transaction Agreements”), a true copy of which is attached hereto as Exhibit B;

WHEREAS, Borrower and Lender have entered into that certain Credit Agreement, dated as of the date hereof (as may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which Lender has agreed to provide certain loans (the “Loans”) to Borrower for its own use, as well as for purposes of extending credit to certain of its subsidiaries and affiliates and, in connection therewith, Borrower, certain subsidiaries and affiliates of Borrower, including Manager, and Lender have entered into various instruments, documents and other agreements, as such may be amended, restated, supplemented or otherwise modified from time to time (together with the Credit Agreement, the “Credit Documents”), in order to secure the performance and payment in full of all Obligations under the Credit Documents. All capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Credit Agreement; and

WHEREAS, it is a condition to the agreement of Lender to extend the Loans under the Credit Agreement to Borrower that Borrower and Manager execute and deliver this Assignment to Lender, and that Practice and Shareholder consent hereto.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises, Borrower and Manager hereby agree with Lender as follows:

1.            Collateral Assignment. As collateral security for the performance and payment in full of all Obligations under the Credit Documents, each of Borrower and Manager does hereby collaterally assign and transfer to Lender, and grant a security interest to Lender (as collateral security for the performance and payment in full of all Obligations), in all of Borrower’s or Manager’s, as applicable, right, title and interest to and under the Transaction Agreements.

2.            Lender not Obligated under the Transaction Agreements. Notwithstanding the foregoing, each of Borrower and Manager expressly agrees that it shall remain liable to perform all of its obligations under the Transaction Agreements, and neither this Assignment nor any action taken hereunder shall cause Lender to be under any obligation or liability in any respect to Practice or Shareholder or any other Person for the performance or observance of any of the representations, warranties, conditions, covenants, agreements or terms of the Transaction Agreements.

3.            Lender May Enforce Rights Under the Transaction Agreements. Upon the occurrence and during the continuation of an Event of Default, Lender may enforce, either in its own name or in the name of Borrower or Manager, all rights of Borrower and Manager under the Transaction Agreements in accordance with the terms thereof, and may do any and all things necessary or advisable to fully and completely effectuate the collateral assignment of the rights of Borrower and Manager under the Transaction Agreements pursuant hereto. In the event that any Transaction Agreement is transferred by Lender pursuant to its rights as a secured party either by sale, assignment, secured party’s sale, foreclosure, or otherwise, the transferee of the Transaction Agreement shall receive all of the rights, benefits and obligations of Borrower or Manager, as applicable, under the Transaction Agreement, without the consent of Borrower, Manager or any other party, as if the transferee was Borrower or Manager, as applicable, under the Transaction Agreement.

4.            Further Assurances. Each of Borrower and Manager agrees at any time and from time to time, upon Lender’s written request, to execute and deliver to Lender such further documents and do such other acts and things as Lender may reasonably request to further effect the purposes of this Assignment and to effectuate the assignment of any Transaction Agreement to a transferee as provided hereunder, including, without limitation, the filing of this Assignment (or any schedule, amendment or supplement thereto), or a financing or continuation statement with respect hereto or thereto in accordance with the laws of any applicable jurisdictions. Each of Borrower and Manager hereby authorizes Lender to effect any such filing as aforesaid (including the filing of any such financing statements or amendments thereto without the signature of Borrower or Manager), and Lender’s reasonable documented out-of-pocket costs and expenses with respect thereto shall be payable by Borrower and Manager on demand. In the event any action is brought by Lender to enforce any rights of Borrower or Manager under the Transaction Agreements in accordance with the terms thereof, Borrower and Manager will reasonably cooperate with and assist Lender, at the sole cost and expense of Borrower and Manager, in the prosecution thereof.

5.            Representations and Warranties. Each of Borrower and Manager hereby represents and warrants that: (i) no default or condition that, with the giving of notice or the passage of time or both would constitute a default, exists under the Transaction Agreements; and (ii) it has not assigned or pledged or otherwise encumbered the Transaction Agreements to anyone other than Lender.

6.            Covenants. Each of Borrower and Manager hereby covenants and agrees that: (i) it will not assign, pledge or otherwise encumber any of its right, title or interest under, in or to the Transaction Agreements to anyone other than Lender or Lender’s successors or assigns; (ii) it will not, without the prior written consent of Lender, take or omit to take any action, the taking or omission of which might result in a material alteration or material impairment of any Transaction Agreement or of this Assignment; (iii) it will not, without the prior written consent of Lender, enter into any agreement amending, supplementing, or modifying any provision of any Transaction Agreement or deliver any notice of termination or terminate any Transaction Agreement; (iv) it will not consent or agree to any act or omission to act on the part of any party to any Transaction Agreement that, without such consent or agreement, would constitute a default thereunder; (v) it will exercise promptly and diligently each and every right that it may have under the Transaction Agreements (except the right to terminate subject to the provision set forth above); and (vi) it will deliver to Lender a copy of each material demand, notice, communication or document (except those received in the ordinary course of business and not relating to the amendment or termination thereof, or the default thereunder by any party) delivered to it in any way relating to the Transaction Agreements.

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7.            Power of Attorney. Each of Borrower and Manager hereby constitutes and appoints Lender, and its successors and assigns, as its true and lawful attorney, irrevocably, with full power (in the name of Borrower or Manager, as applicable, or otherwise), upon the occurrence and during the continuation of any Event of Default under the Credit Documents, to file any claims or take any action at law or in equity or as Lender may deem necessary or advisable in respect of the Transaction Agreements. This power of attorney, being coupled with an interest, is irrevocable.

8.            Entire Agreement. This Assignment and the documents and instruments executed and delivered contemporaneously herewith embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings of such persons, verbal or written, relating to the subject matter hereof. This Assignment constitutes the final and entire agreement with respect to the collateral assignment of rights under the TRANSACTION AGREEMENTS from Borrower AND MANAGER to Lender, and may not be contradicted by prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

9.            Amendment. Any provision of this Assignment may be amended or waived, if, but only if, such amendment or waiver is in writing and is signed by Borrower, Manager and Lender.

10.            Controlling Law. This Assignment has been executed, delivered and accepted at, and shall be deemed to have been made in, New York and shall be interpreted in accordance with the internal laws (as opposed to conflicts of law provisions) of the State of New York.

11.            Satisfaction of Obligations. Upon the occurrence of (A) the payment in full in cash of the Obligations (other than contingent and indemnification obligations not then due and payable) and (B) the termination of the Revolving Credit Commitment, this Assignment shall become and be void and of no effect and all of the right, title, interest, claim and demand of Lender shall automatically revert to Borrower and Manager.

12.            Counterparts. This Assignment may be executed in several counterparts, each of which shall be an original and all of which, together, shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Assignment by facsimile or in electronic format (e.g., “pdf” or “tif” file format) shall be effective as delivery of a manually executed counterpart of this Assignment.

13.            Acknowledgment. Borrower, Manager and Lender hereby agree to the terms set forth in the Acknowledgment attached hereto, which terms are incorporated herein for all purposes.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF each of the undersigned has caused this Assignment to be executed by its duly authorized officer on the day and year first above written.

APOLLO MEDICAL HOLDINGS, INC.

By:	/s/ Kyle Francis

Name:	Kyle Francis

Title:	CFO

APOLLO MEDICAL MANAGEMENT, INC.

By:	/s/ Kyle Francis

Name:	Kyle Francis

Title:	CFO

Signature Page to Collateral Assignment (1 of 1)

Maverick Medical Group

NNA OF NEVADA, INC.

By:	/s/ Mark Fawcett

Name:	Mark Fawcett

Title:	Vice President and Treasurer

Signature Page to Collateral Assignment (2 of 2)

Maverick Medical Group

ACKNOWLEDGMENT

Practice and Shareholder irrevocably consent to the foregoing Assignment and agree that, after receipt of written notice from Lender that an Event of Default has occurred and is continuing under the Credit Agreement and until Lender provides it with written notice that such Event of Default has been cured or waived or has otherwise ceased to exist, Lender may directly or on behalf of Borrower or Manager, assert any of Borrower’s and Manager’s rights under the Transaction Agreements. Without limiting the generality of the foregoing, each of Practice and Manager hereby consent to any transfer of any Transaction Agreement by Lender pursuant to its rights as a secured party either by sale, assignment, secured party’s sale, foreclosure, or otherwise and agree the transferee of the Transaction Agreement shall receive all of the rights, benefits and obligations of Borrower or Manager, as applicable, under the Transaction Agreement, as if the transferee was Borrower or Manager, as applicable, under the Transaction Agreement.

Notwithstanding anything to the contrary in the foregoing Assignment or this Acknowledgment: (i) nothing in the foregoing Assignment or this Acknowledgement shall modify, limit or release any of Borrower’s or Manager’s obligations or covenants set forth in the Transaction Agreements, create any additional defenses for Borrower or Manager or increase or add to any obligations or covenants of Practice or Shareholder contained in the Transaction Agreements; and (ii) in no event shall Practice or Shareholder have any liability or responsibility to Borrower or Manager (or any affiliates thereof) for acting in accordance with or relying upon any instruction, notice, demand, certificate or document from Lender or any entity acting on behalf of Lender.

Capitalized terms used but not defined in this Acknowledgment shall have the meanings ascribed to them in the foregoing Assignment. This Acknowledgment shall be binding upon each of the undersigned and its respective successors and assigns, and shall inure, together with the rights and remedies of Lender hereunder, to the benefit of Lender and its successors and assigns. THIS ACKNOWLEDGMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATe of NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS THEREOF).

MAVERICK MEDICAL GROUP INC.

By:	/s/ Warren Hosseinion

Name:	Warren Hosseinion

Title:	President / CEO

/s/ Warren Hosseinion
WARREN HOSSEINION, M.D., an individual

Signature Page to Collateral Assignment Acknowledgment

Maverick Medical Group

EXHIBIT A

SHAREHOLDER AGREEMENT

(See attached)

EXHIBIT B

MANAGEMENT AGREEMENT

(See attached)